UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 4, 2016

All Marketing Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-160031	26-3895737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 North Curry Street - Carson City - Nevada 89703-4934

(Address of Principal Executive Offices) (Zip Code)

(775) 321-8206

(Registrant's telephone number, including area code)

(fka Patents Professional, Inc.)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(i)            Seale and Beers, CPAs, LLC ("Seale and Beers"), the independent registered public accounting firm for All Marketing Solutions Inc. (the "Company”) informed the Company on September 13, 2016 that Seale and Beers was in the process of being acquired by AMC Auditing (“AMC”)”. As a result, effective November 2, 2016, Seale and Beers was dismissed as the Company's independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has engaged AMC to serve as the Company's independent registered public accounting firm effective November 3, 2016.

(ii)           The reports of Seale and Beers on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2014 and December 31, 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company's fiscal years ended December 31, 2014 and 2013 and the subsequent interim period from January 1, 2015to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)          During the Company's fiscal years ended December 31, 2014 and 2013, and the subsequent interim period from January 1, 2015 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)           During the Company's fiscal years ended December 31, 2014 and 2013, and the subsequent interim period from January 1, 2015 to the date of this report, the Company did not consult with AMC regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)          The Company has provided Seale and Beers with a copy of the disclosures in this report and has requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale and Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1

Seale and Beers & Company SECPS Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                               All Marketing Solutions, Inc.

By:    /s/ Nathathai Thongda

Nathathai Thongda

President, Secretary, Treasurer,

Principal Executive Officer,

Principal Financial Officer